                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of earliest event reported): February 1, 2006 (February 1, 2006)

                                  Revlon, Inc.
                                  ------------
             (Exact Name of Registrant as Specified in its Charter)

          Delaware                   1-11178                      13-3662955
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(State or Other Jurisdiction       (Commission                 (I.R.S. Employer
      of Incorporation)            File Number)               Identification No.)

             237 Park Avenue
           New York, New York                                        10017
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(Address of Principal Executive Offices)                           (Zip Code)

                                 (212) 527-4000
                                 --------------
              (Registrant's telephone number, including area code)

                                      None
                                      ----
          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On February 1, 2006, Revlon, Inc. (the "Company") issued a press release (the "Press Release") regarding the Company's expectation as to its
Adjusted EBITDA and net sales for 2005 and Adjusted EBITDA and sales for 2006.

         A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

ITEM 2.05. COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES.

         The Press Release also announced an organizational realignment. A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

ITEM 7.01. REGULATION FD DISCLOSURE.

         The Press Release also announced that the Company intends to seek an amendment to the bank credit agreement of Revlon Consumer Products Corporation, the Company's wholly-owned operating subsidiary. To the extent applicable, Items
2.02 and 2.05 are incorporated herein by reference.

         A copy of the Press Release is attached to this report as Exhibit 99.1 and is incorporated by reference herein.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

         Exhibit No.                Description
         -----------                -----------
         99.1                       Press Release dated February 1, 2006.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       REVLON, INC.

                                       By: /s/ Michael T. Sheehan
                                           -------------------------------------
                                       Michael T. Sheehan
                                       Vice President and Deputy General Counsel

Date: February 1, 2006

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                                  EXHIBIT INDEX

        Exhibit No.            Description
        -----------            -----------
          99.1                 Press Release dated February 1, 2006.

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